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                                  EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors of
Intrawest Corporation


We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Intrawest Corporation Stock Option Plan of our report dated September 5, 2000, which report is included in the June 30, 2000 Annual Report on Form 40-F of Intrawest Corporation.


/s/ KPMG LLP


Chartered Accountants


Vancouver, Canada
January 16, 2001


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